Anchor Glass Container Corporation

March 2002

Anchor Glass Container

Safe Harbor Disclosure Statement

Information Concerning Forward-Looking Statements

With the exception of the historical information contained in this presentation, the matters described herein contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words "believe," "anticipate," "expect," "estimate," "intend," "project," "will be," "will likely continue," "will likely result," or words or phrases of similar meaning.

Forward-looking statements involve risks and uncertainties (including, but not limited to, economic, competitive, governmental and technological factors outside the control of the Company) that may cause actual results to differ materially from the forward-looking statements. These risks and uncertainties may include the completion of the Anchor financial restructuring, the proposed sale of Consumers U.S. stock to O-I; the highly competitive nature of the glass container industry and the intense competition from makers of alternative forms of packaging; the fluctuation in the price of natural gas; future events that if occur could cause the MEPP to revert to a single employer defined benefit plan; the Company's focus on the beer industry and its dependence of certain key customers; the seasonal nature of brewing, iced tea and other beverage industries; volatility in the demand of emerging new markets (e.g., the "ready-to-drink" market); the Company's dependence on certain executive officers; and changes in environmental and other government regulations. The Company operates in a very competitive environment in which new risk factors can emerge from time to time. It is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in the forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on forward-looking statements.

Investment Highlights

Anchor's future has never been brighter

- Industry fundamentals at their strongest in over a decade
  - Increased demand for bottles driven by new products in the emerging malt based beverage (MBB) category
  - Enhanced capacity utilization due to demand outstripping supply
  - Normalized gas prices
- Solid Company performance with enhanced profitability
  - 90% of annual revenues under long-term contracts
  - Improved customer and product mix
  - Manufacturing and productivity gains
  - Increased focus on new product development
- Strong growth and profitability platform with restructured balance sheet
  - Supportive partnership with Cerberus
  - Delevered capital structure
  - Experienced and aligned management team
  - Available funds for much needed capital expenditure
  - Clear path to solving the pension underfunding
  - Resolution of several non operating issues currently confronting Anchor

Agenda

Executive Management

Rick Deneau
President and Chief Operating Officer

Roger Erb
Executive Vice President – Operations

Dale Buckwalter
Executive Vice President and Chief Financial Officer

Darrin Campbell
Executive Vice President – Sales and Asset Management

Transaction Overview

Transaction Overview

Transaction Rationale

Anchor's announced restructuring was motivated by the need to timely resolve several issues that burdened the Company

- **Pending Change of Control in Canada Required Action**
- **Over Levered Balance Sheet**
  - High debt levels resulted in limited financial flexibility
- **Constant Short-Term Liquidity Constraints**
  - Company always operated with limited working capital funding
- **Underfunded Pension**
  - Underfunded single-employer pension plan requiring funding payments of approximately $177 million over the next 4 years
- **Capital Expenditure Constraints**
  - Company lacked funds needed to perform adequate plant maintenance and furnace rebuilds to meet growing demand
- **Several Distracting Lawsuits:**
  - Owens-Illinois technology agreement
  - Shareholder derivative lawsuit

Anchor Glass Container

Transaction Overview

Cerberus Capital Transaction Summary

Investment Terms

- $100 million New Money Investment
  - $75 million 12% participating preferred (15% participation in liquidation and dividend)
  - $20 million Tranche B loan
  - $5 million New Common Equity for 100% ownership [(a)]
- Assumption of:
  - $57 million Revolver unimpaired ($20 million of investment used to pay down)
  - $150 million First Mortgage Notes unimpaired
    - 1% consent fee to be paid
  - $8 million capital leases

(a) Subject to dilution from management participation (up to 10%).

Anchor Glass Container

Transaction Overview

Cerberus Capital Transaction Summary (cont'd)

Sources and Uses of Funds
($ in millions)

Sources		Uses	
Tranche B term loan [a]	$20	Sr Unsecured Notes due 2008	$50
Preferred Equity	75	Revolver Paydown & Working Capital	40
New Common Equity	5	Preferred A	23
Monetization of Non-core Assets [b]	23	Preferred B	3
		Fees and Expenses	7
Total Sources	**$123**	**Total Uses**	**$123**

(a) Tranche B term loan underwritten by Cerberus. Holds second lien on A/R and inventory.
(b) Monetized assets include idle assets, derivative litigation proceeds.

Transaction Overview

Cerberus Capital Transaction Summary (cont'd)

Other Key Transaction Terms

- Anchor plans to file for protection under Chapter 11 of the U.S. Bankruptcy Code to confirm its plan of reorganization
- 1% ($1.5 million) consent fee to be paid to First Mortgage noteholders
- First Mortgage notes will accrue interest during bankruptcy proceedings
- Senior unsecured notes will not accrue any interest during bankruptcy proceedings

Transaction Overview

Cerberus Capital Transaction Summary (cont'd)

Recovery Analysis

	Principal	Effective Plus Accrued Interest/Dividends
Revolving Credit Facility	100%	100%
First Mortgage Notes	100%	100%
Capital Leases	100%	100%
Senior Unsecured Notes	100%	93%
Preferred A	36%	25%
Preferred B	4%	3%
Common Equity	0%	0%

Transaction Overview

Cerberus Capital Transaction Summary (cont'd)

Pro Forma Balance Sheet
($ in millions)

	As Reported 12/31/01	Pro Forma
Cash & Equivalents	$6	$6
Existing Revolver [a]	57	17
Tranche B Term Loan	--	20
First Mortgage Notes	150	150
Capital Leases & Other	8	8
Senior Unsecured	50	--
Total Debt	265	195
Preferred A	82	--
Preferred B	106	--
New Preferred [b]	--	75
Common	($230)	$5

Summary Credit Statistics

	As Reported 12/31/01	Pro Forma
EBITDA [c] / Interest Expense	2.3x	2.8x
EBITDA – Capex / Interest Expense	0.9x	1.1x
Total Debt / EBITDA	3.8x	2.8x
(Total Debt + Pref Stock)/ EBITDA	6.5x	3.9x
Total Debt/Total Cap	118.8%	70.9%

(a) Revolver capacity of $100 million.
(b) Assumes par value for security.
(c) Assumes EBITDA of $69.6 million which excludes $2.1 million of strategic alliance amortization.

Anchor Glass Container

Transaction Overview

Overview of Capital Structure

Bank Facility

- Substantially the same as existing credit facility
  - $100 million
  - Facility to be led by Bank of America and to include Congress and Cerberus
  - Final terms and documentation still being negotiated by the Company

Debtor-In-Possession Facility

- Anchor is currently in negotiations to finalize $100 million of Debtor-In-Possession financing. The Company anticipates closing on March 28
- DIP facility to be provided by Bank of America and Cerberus
- Facility priced at LIBOR + 300bps
- $15 million available upon filing, balance available in 20 days

Transaction Overview

Overview of Capital Structure (cont'd)

Tranche B Facility

Amount

$20 million senior secured term loan available in a single drawdown at closing
- 14% interest rate, payable monthly in arrears
- Final maturity March 31, 2005

Ranking

Pari passu as to payment priority with the obligations under
- Senior secured bank facility, $150 million 11 1/4% First Mortgage Notes due 2005, and existing capital leases

Security

Second priority lien on all present and future property of Anchor other than the assets and property securing the First Mortgage Notes

Prepayment

Optional:
If paid within the first 18 months after closing, requires a prepayment fee of 1.5% of principal repaid, no premium or penalty thereafter

Mandatory:
Subject to the terms of the Senior Credit Facility

Anchor Glass Container

Transaction Overview

Cerberus Capital Transaction Summary (cont'd)

Preferred Stock Terms	
Amount	$75 million
Dividend	Receives dividends quarterly at an annual rate of 12%, payable in cash, and if not paid, accrued and compounded quarterly Also receives 15% of the amount of dividends payable to Common
Participation	Entitled to vote as a single class with holders of Common, constituting 15% of such class vote
Redemption	Mandatory redemption on 7th anniversary equal to the sum of: 1) purchase price, 2) accrued and unpaid dividends, 3) 15% of FMV of the outstanding shares of Common Optional redemption as defined under mandatory redemption w/option of holder to receive part 3 in cash or common
Other Provisions	Liquidation preference equal to the sum of: 1) purchase price, 2) all accrued, unpaid dividends, and 3) 15% of the remaining assets

Transaction Overview

Timetable

Implementation of the Plan [a]

April 1	File for bankruptcy Confirm first day orders including the approval of DIP financing File disclosure statement
May 5	Receive approval for disclosure statement and begin dissemination to relevant creditors
June 5	Confirmation hearing
June 15	Pending approval at confirmation hearing, proceed with effectuating the plan

(a) Assumes no significant delay in the approval process.

Anchor Glass Container

Transaction Overview

Current Business Update

- Anchor Glass continues to enjoy the benefits of strong industry fundamentals
  - Lower natural gas prices have enhanced profitability from 2000 levels
  - New product introduction by Anheuser-Busch (Barcardi Silver) and Diageo (Smirnoff Ice) have expanded market demand for glass bottles and exacerbated already constrained capacity.
- The ongoing strength of the business has helped the Company avert a liquidity crisis that was expected in January 2002
  - The Company has been able to fund certain key capital expenditures through earnings which will allow it to meet expected increased demand
- Permanent settlement to the technology lawsuit brought against the Company by Owens-Illinois, was reached on March 1, 2002
  - The settlement put in place a license, which allows Anchor continued use of technology in place during the term of the original technology agreement

Anchor Glass Container

Industry Overview

Industry Overview

Introduction

- Glass container industry has $4.0 billion in annual revenues with 3 major independent competitors
  - Owens-Illinois
  - St. Gobain
  - Anchor Glass
- 1980s and 1990s were characterized by declining demand which was primarily driven by the substitution of glass container for metal cans and plastic bottles
  - Demand declined by an average of 1% per year
- The glass industry experienced significant consolidation, reducing participants from 20 in 1984 to 3 major players by 2000
- Industry participants now expect improved operating results based on strong industry fundamentals

Industry Overview

Current Market Situation

Positive Demand Expectations

- Overall demand for glass expected to exceed capacity and grow at approximately 1% per year over the next five years
- Beer segment, 53% of total industry shipments (75% of total beverage container shipments), remains a growth segment with compound annual growth of 2.0% since 1998
  - Approximately 1.4% CAGR expected for '00-'05
- Industry also expected to benefit from a boom in demand for glass in a new, premium malt-based beverage category ("MBB")
  - Demand for these products is projected to reach 18-25 million gross in 2002

Source: Freedonia Group Industry report dated September 2001, Anchor Glass.

Anchor Glass Container

Industry Overview

Current Market Situation (cont'd)

Glass expected to remain critical in many product categories

- Glass containers continue to maintain certain advantages over other types of containers
  - Premium/high-end image projection
  - Stronger air barrier and therefore enhanced storage properties
  - Better aesthetic and functional qualities
  - Ease of reclamation and recycling
- These qualities continue to be important in products such as wine, liquor and premium beer products, where value-added packaging is used for differentiation
- Glass remains the most efficient and economical package for small-run products such as microbrews and other specialty beers
- Heat pasteurization process required for beer likely to insulate against substitution by plastic

Industry Overview

Capacity and Utilization Overview

- Industry-wide consolidation has reduced number of participants in the U.S. from 20 in 1984 to 3 major players by 2000, significantly improving industry fundamentals
- In addition, capacity rationalization has reduced the number of plants from 98 to 55 over the last 15 years
- Utilization rates have increased from 93% in 1997 to over 98% expected for 2002 with plants now running at full capacity
- Industry-wide price increases experienced in 2001
- Further under-capacity projected for 2002 has yielded additional price increases

Anchor Glass Container

Industry Overview

Reduced Capacity Has Bolstered Industry Utilization


Demand as % of effective capacity
Effective Capacity (a)
320
300
280
260
240
220
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002E
Plants Closed/Year 2 2 2 2 3 3 2 2 2 8 1 0 1 2 1 0

(a) Effective capacity defined as name plate capacity less scheduled downtime.

Anchor Glass Container

Industry Overview

Industry Transformed from Fragmented to Highly Consolidated

1984	2001



Ball
5%
Incon
5%
Anchor
6%
Thatcher
6%
FFG
8%
Cont. Gen'l
9%
Brockway
14%
Other
22%
O-I
24%
Other (a)
6%
Anchor
18%
St. Gobain
33%
Owens
43%

(a) Other includes Glenshaw.

Anchor Glass Container

Company Overview

Company Overview

Introduction

- Leading manufacturer of high quality glass containers for beer, liquor, wine and food use
  - 2001 revenues of $702 million and shipments of 43 million gross
  - #3 player in the U.S.
- Stable customer base including leading U.S. food and beverage companies, e.g., Anheuser-Busch, UDV, Snapple, Latrobe and Kraft
  - Anheuser-Busch represents 42% of sales volume, with two dedicated facilities in Florida and Georgia
  - 90% of annual revenues under contracts with average contract life of 3 years
- Anchor continues to experience significant growth in Gross Shipments and improved market position and improved margins through price increases

Anchor Glass Container

Company Overview

Management Overview

Name	Position at Anchor	Years at Anchor	Years in Industry/ Functional Experience	Background
Richard M. Deneau	President, COO and Director	4	17	■ Senior VP and COO of Ball-Foster ■ Senior VP of beverage can operations and Senior VP of Sales at American National Can Company
Dale A. Buckwalter	Executive VP of Finance, CFO	1	16	■ CFO and a principal of Anthony Crane Rental ■ Managing Director – Corporate Finance with Coopers & Lybrand ■ Corporate Finance Consultant with Deloitte & Touche
Roger L. Erb	Executive VP of Operations, Director	4	37	■ Senior VP of Technical Services at Ball-Foster and Foster Forbes ■ Senior VP of Operations at Foster Forbes
Darrin Campbell	Executive VP of Sales and Asset	1	5	■ COO of Pabst Brewing ■ CFO of Pabst Brewing

Anchor Glass Container

Company Overview

Products and Markets

Current product mix is very attractive. Approximately 64% of 2001 unit sales were in the growing higher margin beer and Malt-Based Beverage markets

Anchor 2001A Shipments in Gross by Market


Liquor
5%
Food
11%
Other
3%
Beverage
& Tea
17%
Beer/MBB
64%

Total: 43,479

Note: One Gross equals 144 bottles.

Anchor Glass Container

Company Overview

Strategically Located Plants



Shakopee, MN
Elmira, NY
Winchester, IN
Connellsville, PA
Salem, NJ
Lawrenceburg, IN
Henryetta, OK
Warner Robins, GA
Jacksonville, FL

Anchor Glass Container

Company Overview

Summary of Plant Profiles (a)

Plant	Sq. Footage (000's)	Operation: No. of Furnaces	Operation: # of Machines	Machine Type	Tons Shipped (000's)	Indicative Customer Product Base
Henryetta, OK	717	2	6	10 Sec DG (3) 10 Sec TG (3)	218	Beer/Food/ Tea/Beverage
Elmira, NY	980	2	6	8 Sec DG (2) 16 Sec DG (1) 8 Sec TG (1) 10 Sec TG (2)	185	Beer/Liquor/Food
Lawrenceberg, IN	461	1	4	6 Sec DG 8 Sec DG (3)	81	Liquor/Food
Winchester, IN	634	2	6	10 Sec DG	168	Liquor/Food
Connellsville, PA	700	2	4	8 Sec DG 8 Sec TG 10 Sec TG (2)	134	Beer/Liquor/Food
Salem, NJ	751	3	6	8 Sec DG 10 Sec DG (3) 10 Sec TG 16 Sec DG	207	Food/Tea/Beverage
Jacksonville, FL	628	2	4	10 Sec TG	160	Beer
Shakopee, MN	620	2	6	10 Sec DG (3) 10 Sec TG (2) 8 Sec DG/TG	211	Food/Beer/ Tea/Beverage
Warner Robins, GA	933	2	8	10 Sec DG (5) 10 Sec TG (3)	263	Beer/Food
Total	6,424	18	50		1,627	

(a) Plant square footage represents operating square footage.

Anchor Glass Container

Company Overview

Productivity Results

Productivity Summary

Pack to Melt	Improved from 86% in 1996 to 87.7% in 2001
Speed.....................	Increased by 15% since 1997
Job Changes	105 minute improvement per job change
Productivity Gains ...	15.7%, with a goal of 1.5% improvement for 2002
Tonnage	93,937 more tons
Gross	5,373,684 more in the box

Total Productivity



1997 Through 2001
18
16
14
12
10
8
6
4
2
0
2.3
4.2
5.4
13.3
9.1
3.7
3.7
1997
1998
1999
2000
2001
Base
Productivity

Anchor Glass Container

Company Overview

Company Strategy

Anchor's strategic imperatives include:

- Focus on core U.S. glass operations
- Continue 2001 efforts to re-align product and customer mix to enhance profitability
- Capitalize on selected growth opportunities in niche domestic markets
- Direct sales and marketing efforts to acquire new higher margin business
- Capitalize on position as leading new product innovator
- Invest in selected capital projects with high IRR and short payback periods

Anchor Glass Container

Company Overview

Overview of Pension Liability

Status of Plan

- Non-Contributory Plans
- Contributions to plan 1995-2001 totaled $102 million
- Return of (0.7%) for 2000 and (0.2%) 2001
- Pension Plan $122 million underfunded at 1/1/02 (est.)
- $7.4 million contribution made 9/15/01
- Funding contributions would be required in the following amounts:
  - 2002 - $5 million
  - 2003 - $98 million
  - 2004 - $42 million
  - 2005 - $32 million

Multiemployer Pension Plan

- Effective December 31, 2001, Anchor entered into a multiemployer pension plan with Glenshaw Glass. Under the MEPP:
  - Anchor's required annual payments will be approximately $12.5 million
  - Deficit reduction contribution requirements will be eliminated
  - Liabilities will be spread over a longer period of time
  - More reasonable interest rate assumptions can be used

Company Overview

Financial Highlights

1997-2001 Gross



CAGR 9%
50,000
45,000
40,000
35,000
30,000
25,000
31,044
—
37,898
22.1%
38,213
0.8%
38,877
1.7%
43,479
11.8%
1997
1998
1999
2000
2001

1997-2001 Revenue



CAGR 5%
800
600
400
200
0
569
—
643
13.0%
629
(2.3%)
630
0.1%
702
11.5%
1997
1998
1999
2000
2001

1997-2001 Gross Profit



CAGR (1%)
100
80
60
40
20
0
46
8.0%
49
7.6%
46
7.3%
27
4.2%
44
6.2%
1997
1998
1999
2000
2001

1997-2001 EBITDA



CAGR 0%
100
80
60
40
20
0
70
12.3%
73
11.4%
71
11.3%
50
7.9%
70
9.9%
1997
1998
1999
2000
2001

Anchor Glass Container

Company Overview

Summary of Reported and Adjusted EBITDA

2000–2001 EBITDA Bridge



$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$49,510
$58,678
9,168
$79,733
21,055
$86,685
6,952
$75,859
(10,826)
$63,364
(12,495)
$69,573
6,209
$69,573
2000 EBITDA
Volume
Pricing/Margin Improvements
Productivity & Capital Programs
Other Production Costs
Increased Gas Costs 2001
Reduced SG&A & other
2001 EBITDA

Anchor Glass Container

Conclusion

Anchor is poised to capitalize on a robust market

- Industry fundamentals are at their best in over a decade
  - High capacity utilization benefiting suppliers of glass
  - New product introduction resulting in increased demand
  - Lower gas prices
- Company performance has turned around
  - Margin improvement through:
    - Improved product and customer mix
    - Pricing leverage
  - Gains in manufacturing efficiency and productivity
- Restructured balance sheet has positioned Anchor for strong financial performance
  - Leverage has been substantially reduced
  - Supportive partnership with Cerberus
  - Necessary capital expenditures can be made
  - Pension deficit issue resolved

Anchor Glass Container